First Merchants Corporation 3rd QUARTER 2015 Earnings Highlights October 22, 2015 ® Michael C. Rechin Mark K. Hardwick John J. Martin President Executive Vice President Executive Vice President Chief Executive Officer Chief Financial Officer Chief Credit Officer NASDAQ: FRME Filed by First Merchants Corporation pursuant to Rule 425 under the Securities Act of 1933 Subject Company: Ameriana Bancorp Commission Securities Exchange Act File No: 000-18392

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Forward-Looking Statement 2 ® This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the proposed merger (the “Merger”) between First Merchants Corporation (“First Merchants”) and Ameriana Bancorp (“Ameriana Bancorp”), including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of First Merchants’ goals, intentions and expectations; statements regarding First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits, whether with respect to the Merger or otherwise. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of First Merchants and Ameriana Bancorp will not be integrated successfully or such integration may be more difficult, time- consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the ability to obtain required regulatory and shareholder approvals, and the ability to complete the Merger on the expected timeframe; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the creditworthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with First Merchants’ business; and other risks and factors identified in First Merchants’ filings with the Securities and Exchange Commission.

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Forward-Looking Statement 3 ® First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this filing. In addition, First Merchants’ and Ameriana Bancorp’s past results of operations do not necessarily indicate either of their anticipated future results, whether the Merger is effectuated or not. ADDITIONAL INFORMATION Communications in this presentation do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy vote or approval. The proposed Merger will be submitted to Ameriana Bancorp’s shareholders for their consideration. In connection with the proposed Merger, First Merchants will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement for Ameriana Bancorp and a Prospectus of First Merchants, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE CORRESPONDING PROXY STATEMENT-PROSPECTUS REGARDING THE MERGER WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, TOGETHER WITH ALL AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION. Once filed, you may obtain a free copy of the Proxy Statement- Prospectus, when it becomes available, as well as other filings containing information about First Merchants and Ameriana Bancorp, at the SEC’s website (http://www.sec.gov). You may also obtain these documents, free of charge, by accessing First Merchants’ website (http://www.firstmerchants.com) under the tab “Investors,” then under the heading “Financial Information,” and finally under the link “SEC Filings,” or by accessing Ameriana Bancorp’s website (http://www.ameriana.com) under the “Investor Relations” tab, then under the link “Documents”. Ameriana Bancorp and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Ameriana Bancorp in connection with the proposed Merger. Information about the directors and executive officers of First Merchants is set forth in the proxy statement for First Merchants’ 2015 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 25, 2015. Information about the directors and executive officers of Ameriana Bancorp is set forth in the proxy statement for Ameriana Bancorp’s 2015 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on April 17, 2015. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement-Prospectus regarding the proposed Merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Forward-Looking Statement 4 ® NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 5 ® 3rd Quarter 2015 Highlights 3rd Quarter Financial Results • Earnings Per Share of $0.45 • $17.1 Million of Net Income, a 5.9% Increase Over 3Q2014 • 1.11% Return on Average Assets • $4.26 Billion in Net Loans, a 14.9% Increase Over 3Q2014 • Maintained a Strong Net Interest Margin of 3.85% with 3% Net Interest Income Growth • Non-Performing Assets Down 21% from 3Q2014 Growth Plan Updates • Online Banking Investment/Upgrade Completed in July • Cooper State Bank to Integrate and Rebrand on October 24, 2015 • Ameriana Acquisition On-Track for a 4th Quarter Closing

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 6 ® Mark K. Hardwick Executive Vice President and Chief Financial Officer

THE STRENGTH OF BIG. THE SERVICE OF SMALL. ® www.firstmerchants.com 7 Total Assets ($ in Millions) 2013 2014 Q1-’15 Q2-’15 Q3-’15 1. Investments $1,096 $1,181 $1,189 $1,213 $1,209 2. Loans Held for Sale 5 7 6 8 2 3. Loans 3,633 3,925 3,966 4,238 4,322 4. Allowance (68) (64) (63) (63) (63) 5. CD&I & Goodwill 203 219 218 220 220 6. BOLI 165 169 170 171 172 7. Other 403 387 392 353 328 8. Total Assets $5,437 $5,824 $5,878 $6,140 $6,190

Commercial & Industrial 23.1% Commercial Real Estate Owner- Occupied 12.0% Commercial Real Estate Non-Owner Occupied 23.6% Construction, Land & Land Development 6.9% Agricultural Land 3.6% Agricultural Production 2.1% Other Commercial 3.9% Residential Mortgage 15.7% Home Equity 7.4% Other Consumer 1.7% THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 8 Loan and Yield Detail (as of 9/30/2015) ® QTD Yield = 4.41% YTD Yield = 4.45% Total Loans = $4.3 Billion

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 9 ® Investment Portfolio (as of 9/30/2015) • $1.2 Billion • Modified duration of 4.4 years • Tax equivalent yield of 3.97% • Net unrealized gain of $39.9 Million Mortgage- Backed Securities 30% Collateralized Mortgage Obligations 26% Corporate Obligations 3% Tax-Exempt Municipals 41%

® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 10 Total Liabilities and Capital ($ in Millions) 2013 2014 Q1-’15 Q2-’15 Q3-’15 1. Customer Non-Maturity Deposits $3,276 $3,523 $3,518 $3,651 $3,705 2. Customer Time Deposits 868 784 800 812 786 3. Brokered Deposits 87 334 330 327 323 4. Borrowings 401 290 305 431 450 5. Other Liabilities 48 44 63 47 42 6. Hybrid Capital 122 122 122 122 117 7. Common Equity 635 727 740 750 767 8. Total Liabilities and Capital $5,437 $5,824 $5,878 $6,140 6,190 9. Tangible Book Value Per Share $12.17 $13.65 $13.96 $14.15 $14.59 Percentage Change From Year-End 12.2% 6.9%

Demand Deposits 47% Savings Deposits 30% Certificates & Time Deposits of >$100,000 6% Certificates & Time Deposits of <$100,000 10% Brokered Deposits 7% THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 11 ® Deposits and Cost of Funds Detail (as of 09/30/2015) QTD Cost = .40% YTD Cost = .40% Total = $4.8 Billion

Total Risk-Based Capital Ratio (Target = 14.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity/Tangible Assets (TCE) (Target = 8.00%) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 12 ® 10.42% 10.37% 10.86% 11.00% 11.16% 11.40% 11.37% 11.22% 11.31% 7.97% 8.34% 8.65% 8.74% 9.05% 9.16% 9.31% 9.03% 9.25% 14.96% 14.54% 15.04% 15.11% 15.21% 15.34% 15.12% 14.92% 14.85% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Capital Ratios (Target) (Target) (Target)

® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Net Interest Margin 13 Q3 - '13 Q4 - '13 Q1 - '14 Q2 - '14 Q3 - '14 Q4 - '14 Q1 - '15 Q2 - '15 Q3 - '15 Net Interest Income - FTE ($millions) $ 38.6 $ 42.8 $ 47.8 $ 48.1 $ 49.9 $ 49.2 $ 49.2 $ 51.7 $ 53.3 Fair Value Accretion $ 0.4 $ 0.6 $ 1.8 $ 2.2 $ 3.5 $ 1.4 $ 2.2 $ 2.2 $ 2.0 Tax Equivalent Yield on Earning Assets 4.35% 4.30% 4.40% 4.33% 4.41% 4.26% 4.24% 4.26% 4.30% Cost of Supporting Liabilities 0.38% 0.41% 0.43% 0.44% 0.43% 0.46% 0.46% 0.45% 0.45% Net Interest Margin 3.97% 3.89% 3.97% 3.89% 3.98% 3.80% 3.78% 3.81% 3.85% 3.97% 3.89% 3.97% 3.89% 3.98% 3.80% 3.78% 3.81% 3.85% 3.93% 3.83% 3.83% 3.71% 3.71% 3.69% 3.61% 3.65% 3.71% 2.50% 2.70% 2.90% 3.10% 3.30% 3.50% 3.70% 3.90% 4.10% $25 $29 $33 $37 $41 $45 $49 $53 Q3 - '13 Q4 - '13 Q1 - '14 Q2 - '14 Q3 - '14 Q4 - '14 Q1 - '15 Q2 - '15 Q3 - '15 Net Interest Income - FTE ($millions) Net Interest Margin Net Interest Margin - Adjusted for Fair Value Accretion

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 14 ® Non-Interest Income 1Adjusted for Bond Gains & Losses and Gain on Sale of Insurance Subsidiary ($ in Millions) 2013 2014 Q1-’15 Q2-’15 Q3-’15 1. Service Charges on Deposit Accounts $12.4 $15.7 $ 3.5 $ 4.1 $ 4.4 2. Trust Fees 8.6 9.0 2.5 2.3 2.2 3. Insurance Commission Income 7.1 7.4 2.3 1.8 4. Electronic Card Fees 7.5 9.7 2.5 3.0 2.8 5. Cash Surrender Value of Life Ins 2.6 3.7 0.7 0.6 0.7 6. Gains on Sales Mortgage Loans 7.5 4.9 1.5 1.8 1.9 7. Securities Gains/Losses 0.5 3.6 1.0 (0.1) 1.1 8. Gain on Sale of Insurance Subsidiary 8.3 9. OREO Gains/Rental Income 4.1 4.6 0.8 0.5 0.2 10. Other 5.7 7.8 1.4 2.3 3.6 11. Total $56.0 $66.4 $16.2 $24.6 $16.9 12. Adjusted Non-Interest Income1 $55.5 $62.8 $15.2 $16.4 $15.8 – – – – –

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 15 ® Non-Interest Expense 2013 2014 Q1-’15 Q2-’15 Q3-’15 1. Salary & Benefits $ 85.4 $ 96.5 $ 24.5 $26.4 $25.1 2. Premises & Equipment 18.0 23.2 6.4 6.3 6.4 3. Core Deposit Intangible 1.6 2.4 0.7 0.7 0.7 4. Professional & Other Outside Services 8.3 8.1 1.5 3.1 1.7 5. OREO/Credit-Related Expense 6.7 8.0 1.2 1.4 1.8 6. FDIC Expense 2.9 3.7 0.9 0.9 1.0 7. Outside Data Processing 5.6 7.3 1.7 1.8 2.0 8. Marketing 2.2 3.5 0.8 1.0 0.8 9. Other 12.5 15.8 3.5 4.8 4.1 10. Non-Interest Expense $143.2 $168.5 $ 41.2 $46.4 $43.6 ($ in Millions)

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 16 ® Non-Interest Expense – Core vs. Non-Recurring ($ In Millions) Core + Cooper + Ameriana + Online Banking & Other Q3 Total Core Cooper State Bank Ameriana Bank Online Banking & Other $42.2 + $0.5 + $0.7 + $0.2 $43.6

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 17 ® 2013 2014 Q1-’15 Q2-’15 Q3-’15 1. Net Interest Income $154.3 $187.0 $ 47.0 $ 49.0 $ 50.3 2. Provision for Loan Losses (6.6) (2.6) (0.4) 3. Net Interest Income after Provision 147.7 184.4 47.0 48.6 50.3 4. Non-Interest Income 56.0 66.4 16.2 24.6 16.9 5. Non-Interest Expense (143.2) (168.5) (41.2) (46.4) (43.6) 6. Income before Income Taxes 60.5 82.3 22.0 26.8 23.6 7. Income Tax Expense (15.9) (22.1) (5.8) (8.8) (6.5) 8. Preferred Stock Dividend (2.4) 9. Net Income Avail. for Distribution $ 42.2 $ 60.2 $16.2 $18.0 $17.1 10. EPS $ 1.41 $ 1.65 $0.43 $0.47 $0.45 Earnings – – – – ($ in Millions) – –

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 18 ® 2014 Q1 Q2 Q3 Q4 Total 1. Reported $ .38 $ .41 $ .45 $ .41 $ 1.65 2. FV Accretion EPS Impact $ .03 $ .04 $ .06 $ .03 $ .16 2015 Q1 Q2 Q3 Q4 Total 1. Reported $ .43 $ .47 $ .45 – $ 1.35 2. FV Accretion EPS Impact $ .04 $ .04 $ .03 – $ .11 Earnings Per Share

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 19 ® John J. Martin Executive Vice President and Chief Credit Officer

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 20 Loan Portfolio Trends ® ($ in Millions) 2013 2014 Q1-'15 Q2-'15 Q3-'15186.1 186.1 186.1 1. Commercial & Industrial 761.7$ 896.7$ 938.9$ 984.2$ 999.2$ 15.0$ 1.5% 2. Construction, Land and Land Development 177.1 207.3 237.0 256.1 298.2 42.1 16.4% 3. CRE Non-Owner Occupied 963.4 975.7 960.2 1,014.0 1,018.8 4.8 0.5% 4. CRE Owner Occupied 501.1 534.7 537.2 541.7 520.5 (21.2) (3.9%) 5. Agricultural Production 114.3 104.9 95.7 93.7 91.4 (2.3) (2.5%) 6. Agricultural Land 147.3 162.3 149.0 149.9 156.4 6.5 4.3% 7. Residential Mortgage 616.4 647.3 640.5 689.6 677.8 (11.8) (1.7%) 8. Home Equity 255.2 286.5 286.9 302.4 318.9 16.5 5.5% 9. Other Commercial 26.1 36.1 49.9 143.8 168.6 24.8 17.2% 10. Other Consumer 69.8 73.4 70.2 62.8 71.9 9.1 14.5% 11. Loans 3,632.4$ 3,924.9$ 3,965.5$ 4,238.2$ 4,321.7$ 83.5$ 2.0% Linked Quarter Change

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 21 Asset Quality Summary ® ($ in Millions) 2013 2014 Q1-'15 Q2-'15 Q3-'15 1. Non-Accrual Loans 56.4$ 48.8$ 44.3$ 37.7$ 32.6$ (5.1)$ (13.5%) 2. Other Real Estate 22.2 19.3 19.1 19.3 14.8 (4.4) (22.8%) 3. Renegotiated Loans 3.0 2.0 1.3 0.9 3.8 2.9 322.2% 4. 90+ Days Delinquent Loans 1.4 4.6 1.7 0.6 1.9 1.3 216.7% 5. Total NPAs & 90+ Days Delinquent 83.0$ 74.7$ 66.4$ 58.5$ 53.1$ (5.3)$ (9.1%) 6. Total NPAs & 90+ Days/Total Loans & ORE 2.3% 1.9% 1.7% 1.4% 1.2% 7. Classified Assets 191.9$ 191.8$ 166.4$ 166.0$ 153.1$ (12.9)$ (7.8%) 8. Criticized Assets (includes Classified) 263.5$ 253.6$ 249.1$ 238.4$ 228.2$ (10.2)$ (4.3%) Change Linked Quarter

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 22 ® Non-Performing Asset Reconciliation ($ in Millions) Q3-'14 Q4-'14 Q1-'15 Q2-'15 Q3-'15 1. Beginning Balance NPAs & 90+ Days Delinquent 72.4$ 65.6$ 74.7$ 66.4$ 58.5$ Non-Accrual 2. Add: New Non-Accruals 18.3 11.1 7.8 4.4 3.9 3. Less: To Accrual/Payoff/Renegotiated (11.3) (5.7) (8.0) (6.9) (6.8) 4. Less: To OREO (1.1) (0.7) (2.1) (2.0) (0.1) 5. Less: Charge-offs (8.1) (5.0) (2.2) (2.1) (2.1) 6. Increase / (Decrease): Non-Accrual Loans (2.2) (0.3) (4.5) (6.6) (5.1) Other Real Estate Owned (ORE) 7. Add: New ORE Properties 1.1 7.4 2.1 2.0 0.1 8. Less: ORE Sold (3.7) (2.3) (2.1) (1.1) (3.4) 9. Less: ORE Losses (write-downs) (1.5) (0.3) (0.2) (0.7) (1.1) 10. Increase / (Decrease): ORE (4.1) 4.8 (0.2) 0.2 (4.4) 11. Increase / (Decrease): 90+ Days Delinquent (0.3) 3.8 (2.9) (1.1) 1.3 12. Increase / (Decrease): Restructured Loans (0.2) 0.8 (0.7) (0.4) 2.9 13. Total NPAs & 90+ Days Delinquent Change (6.8) 9.1 (8.3) (7.9) (5.3) 14. Ending Balance NPAs & 90+ Days Delinquent 65.6$ 74.7$ 66.4$ 58.5$ 53.2$ 2 6 .5 % d e c li n e

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 23 ® ALLL and Fair Value Summary 32.8% 15.8% 51.4% ($ in Millions) Q3-'14 Q4-'14 Q1-'15 Q2-'15 Q3-'15 1. Allowance for Loan Losses (ALLL) 65.6$ 64.0$ 62.8$ 62.6$ 62.9$ 2. Fair Value Adjustment (FVA) 35.5 43.2 40.6 40.7 37.9 3. Total ALLL plus FVA 101.1 107.2 103.4 103.3 100.8 4. Specific Reserves 3.4 2.8 4.6 3.1 2.0 5. Purchased Loans plus FVA 596.3 701.7 655.4 727.8 674.5 6. ALLL/Non-Accrual Loans 133.6% 131.1% 141.7% 165.9% 192.8% 7. ALLL/Non-purchased Loans 2.04% 1.95% 1.87% 1.76% 1.70% 8. ALLL/Loans 1.74% 1.63% 1.58% 1.47% 1.45% 9. ALLL & FVA/Total Loan Balances plus FVA 1 2.65% 2.70% 2.58% 2.41% 2.31% 1 Management uses this Non-GAAP measure to demonstrate coverage and credit risk

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 24 ® Portfolio Perspective • Organic loan growth driven by construction, commercial & industrial, and public finance • Non-Performing Assets plus 90+ day delinquent loans continue to trend favorably • Allowance for Loan Loss remains directionally consistent with asset quality improvement • Combined Allowance for Loan Loss and Loan Marks to Total Loans and Loan Marks strong at 2.31%

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 25 ® Michael C. Rechin President and Chief Executive Officer

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 26 ® FMC Strategy and Tactics Overview Focus on our Clients and Performance • Leverage 3rd Quarter mobile and online banking upgrade for additional revenue and product penetration • Continue organic growth throughout the franchise • Develop and retain outstanding talent for market share growth Realize Acquisition Synergies and Improve Efficiency • Fully integrate Cooper State Bank into the Ohio Region with product and service expansion • Formalize market coverage plan for Ameriana integration scheduled for March 2016 • Continue banking center optimization • Fully implement workflow technologies to enhance customer experience and improve efficiency

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 27 Contact Information ® First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.firstmerchants.com Investor inquiries: David L. Ortega Investor Relations Telephone: 765.378.8937 dortega@firstmerchants.com

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 28 ® Appendix

Appendix – Non-GAAP Reconciliation

CAPITAL RATIOS (dollars in thousands)

	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15
Total Risk-Based Capital Ratio									
Total Stockholders' Equity (GAAP)	513,469	634,923	652,111	670,596	684,553	726,827	739,658	749,955	766,984
Adjust for Accumulated Other Comprehensive (Income) Loss [a]	16,198	6,410	1,016	(4,210)	(4,150)	1,630	1,915	6,490	3,614
Less: Preferred Stock							(125)	(125)	(125)
Add: Qualifying Capital Securities	55,000	55,000	55,000	55,000	55,000	55,000	56,827	56,827	51,827
Less: Tier 1 Capital Deductions							(4,381)	(2,371)	(3,418)
Less: Disallowed Goodwill and Intangible Assets	(148,376)	(202,767)	(202,175)	(201,583)	(200,992)	(218,755)	(205,818)	(208,980)	(208,749)
Less: Disallowed Servicing Assets	(105)	(186)	(177)	(171)	(166)	(167)	(1,786)	(1,581)	(1,144)
Less: Disallowed Deferred Tax Assets		(10,194)	(4,677)	(1,357)					
Total Tier 1 Capital (Regulatory)	$ 436,186	$ 483,186	$ 501,098	$ 518,275	$ 534,245	$ 564,535	$ 586,290	$ 600,215	$ 608,989
Qualifying Subordinated Debentures	20,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	41,936	51,780	51,556	52,809	53,803	55,972	58,688	60,865	62,012
Total Risk-Based Capital (Regulatory)	$ 498,122	$ 599,966	$ 617,654	$ 636,084	$ 653,048	$ 685,507	$ 709,978	$ 726,080	$ 736,001
Net Risk-Weighted Assets (Regulatory)	$ 3,330,623	$ 4,126,337	$ 4,106,423	$ 4,209,145	$ 4,292,495	$ 4,469,765	$ 4,695,073	$ 4,865,157	$ 4,956,737
Total Risk-Based Capital Ratio (Regulatory)	**14.96%**	**14.54%**	**15.04%**	**15.11%**	**15.21%**	**15.34%**	**15.12%**	**14.92%**	**14.85%**
Common Equity Tier 1 Capital Ratio									
Total Tier 1 Capital (Regulatory)	$ 436,186	$ 483,186	$ 501,098	$ 518,275	$ 534,245	$ 564,535	$ 586,290	$ 600,215	$ 608,989
Less: Qualified Capital Securities	(55,000)	(55,000)	(55,000)	(55,000)	(55,000)	(55,000)	(56,702)	(56,702)	(51,702)
Add: Additional Tier 1 Capital Deductions							4,381	2,371	3,418
Less: Preferred Stock	(34,168)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Common Equity Tier 1 Capital (Regulatory)	$ 347,018	$ 428,061	$ 445,973	$ 463,150	$ 479,120	$ 509,410	$ 533,844	$ 545,759	$ 560,580
Net Risk-Weighted Assets (Regulatory)	$ 3,330,623	$ 4,126,337	$ 4,106,423	$ 4,209,145	$ 4,292,495	$ 4,469,765	$ 4,695,073	$ 4,865,157	$ 4,956,737
Common Equity Tier 1 Capital Ratio (Regulatory)	**10.42%**	**10.37%**	**10.86%**	**11.00%**	**11.16%**	**11.40%**	**11.37%**	**11.22%**	**11.31%**

[a] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

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THE STRENGTH OF BIG. THE SERVICE OF SMALL.

Appendix – Non-GAAP Reconciliation

TANGIBLE EQUITY AND TANGIBLE RATIOS (dollars in thousands)

Tangible Common Equity/Tangible Assets (non-GAAP)	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15
Total Stockholders' Equity (GAAP)	$ 513,469	$ 634,923	$ 652,111	$ 670,596	$ 684,553	$ 726,827	$ 739,658	$ 749,955	$ 766,984
Less: Preferred Stock	(34,168)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets, net of tax	(145,984)	(197,794)	(197,293)	(196,781)	(196,315)	(212,669)	(212,184)	(214,577)	(214,115)
Tangible Common Equity (non-GAAP)	$ 333,317	$ 437,004	$ 454,693	$ 473,690	$ 488,113	$ 514,033	$ 527,349	$ 535,253	$ 552,744
Total Assets (GAAP)	$ 4,325,911	$ 5,437,262	$ 5,452,936	$ 5,615,120	$ 5,591,383	$ 5,824,127	$ 5,877,521	$ 6,140,308	$ 6,189,797
Less: Intangibles, net of tax	(145,984)	(197,794)	(197,293)	(196,781)	(196,315)	(212,669)	(212,184)	(214,577)	(214,115)
Tangible Assets (non-GAAP)	$ 4,179,927	$ 5,239,468	$ 5,255,643	$ 5,418,339	$ 5,395,068	$ 5,611,458	$ 5,665,337	$ 5,925,731	$ 5,975,682
Tangible Common Equity/Tangible Assets (non-GAAP)	**7.97%**	**8.34%**	**8.65%**	**8.74%**	**9.05%**	**9.16%**	**9.31%**	**9.03%**	**9.25%**
Shares Outstanding	28,825,465	35,921,761	36,014,083	36,052,209	36,074,246	37,669,948	37,781,488	37,824,649	37,873,921
Tangible Common Book Value per Share (non-GAAP)	**$ 11.56**	**$ 12.17**	**$ 12.63**	**$ 13.14**	**$ 13.53**	**$ 13.65**	**$ 13.96**	**$ 14.15**	**$ 14.59**

ALLOWANCE RATIOS (dollars in thousands)

Allowance as a Percentage of Non-Purchased Loans	3Q14	4Q14	1Q15	2Q15	3Q15
Loans Held for Sale (GAAP)	$ 6,423	$ 7,235	$ 6,392	$ 8,295	$ 1,943
Loans (GAAP)	3,772,467	3,924,865	3,965,532	4,238,205	4,321,715
Total Loans	3,778,890	3,932,100	3,971,924	4,246,500	4,323,658
Less: Purchased Loans	(560,806)	(658,471)	(614,843)	(687,096)	(636,581)
Non-Purchased Loans (non-GAAP)	$ 3,218,084	$ 3,273,629	$ 3,357,081	$ 3,559,404	$ 3,687,077
Allowance for Loan Losses	$ 65,596	$ 63,964	$ 62,801	$ 62,550	$ 62,861
Allowance as a Percentage of Non-Purchased Loans	**2.04%**	**1.95%**	**1.87%**	**1.76%**	**1.70%**

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